Exhibit 99.1

Goldman, Sachs & Co. 8th Annual Internet Conference May 2007 Priceline.com® no one deals like we do SM

Disclosure Regarding Forward-Looking Statements Priceline.com would like to remind you that this presentation contains forward looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements.   Expressions of future goals and similar expressions including, without limitation, “believe(s),” “intend(s),” “expect(s),” “will,” “may,” “should,” “could,” “plan(s),” “anticipate(s),” “estimate(s),” “predict(s),” “potential,” “target(s),” or “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause our actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel services as the result of, among other things, terrorist attacks, natural disasters, or the outbreak of an epidemic or pandemic disease; adverse changes in our relationships with airlines and other product and service providers which could include, without limitation, the withdrawal of suppliers from the priceline.com system (either priceline.com’s retail or “opaque” services, or both); the loss or reduction of global distribution fees; the bankruptcy or insolvency of another major domestic airline; the effects of increased competition; systems-related failures and/or security breaches, including without limitation, any security breach that results in the theft, transfer or unauthorized disclosure of customer information, or the failure to comply with various state laws applicable to the company’s obligations in the event of such a breach; difficulties integrating recent acquisitions, including, ensuring the effectiveness of the design and operation of internal controls and disclosure controls of acquired businesses; a change by a major search engine to its search engine algorithms that negatively affects the search engine ranking of the company or its third party distribution partners; legal and regulatory risks; and the ability to attract and retain qualified personnel. These factors and others are described in the section entitled “Risk Factors” in our public filings.  We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, you should carefully review the reports and documents we file or furnish from time to time with the Securities and Exchange Commission, particularly our annual report on Form 10-K, our quarterly reports on Form 10-Q and any current reports on Form 8-K.

Mission Statement To be the leading European on-line hotel reservation service for leisure and unmanaged business travel To be the leading on-line travel business for value-conscious leisure travelers in North America

Booking.com Highlights Over 32,000 hotels, up 8K yr/yr, in 54 countries Content and customer service available in 15 languages Customer and supplier friendly model 2006 Organic Gross Bookings Growth Rate: 111%(1) 1Q07 Gross Bookings Growth Rate: 91% 1) Organic growth assumes acquired business was owned throughout 2005.

Booking.com Market Opportunity Europe population of 810M vs. U.S. at 302M(1) Europe Internet penetration of 38.9% vs. U.S. at 69.9%(1) The number of individuals without internet access in Europe is over 400 million greater than that in U.S.(1) Europeans on average have 6.9 holiday and vacation weeks per year vs. Americans at 3.9(2) Hotel stays facilitated by ease and low cost of intra-Europe air travel Over 75% of European air passenger traffic is intra-Europe(3) 1Q07, LCCs in Europe generated 470 new weekly return flights(3) Source: www.internetworldstats.com Source: Harvard Institute of Economic Research: Work and Leisure in the U.S. and Europe Source: European Commission – Air Transport Market

Booking.com Supply Environment Independents 75%(1) 1) Source: PhocusWright Chains 25%(1)

Multi-Lingual Demand Paris: English Paris: Italian Paris: French Paris: Spanish Paris: Dutch Paris: German

Booking.com Opportunities Geographic and supply expansion Europe online travel growth Integration between US and European business

Priceline.com Highlights Differentiated opaque services appeal to deal-driven travelers 23% growth in Q1 pro forma domestic gross profit excluding Orbitz business Earnings growth from merchant volume and marketing efficiency Decline in airline ticket sales and margin Please see priceline.com's Form 8-K dated May 23, 2007 which reconciles pro forma financial information with financial results under GAAP .

Name Your Own Price® Savings Air Hotel Rental Car Vacations

Priceline.com Opportunities Continuous product improvement New mapping functionality (aerial view, pan and zoom) Exclusive Zagat Survey content

Priceline.com Opportunities International travel Brand building

Consolidated Gross Bookings ($ in thousands) * Reflects midpoint of $4.1B to $4.25B consolidated gross bookings guidance. 25.8% 49.1% 32.0% 52.0% (4.7%) 33.7% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 2003 2004 2005 2006 2007* 1Q06 1Q07

International Gross Bookings ($ in thousands) * Reflects midpoint of $2.27B to $2.35B international gross bookings guidance. 90.5% NM 603.9% 625.2% 185.0% 71.5% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 2003 2004 2005 2006 2007* 1Q06 1Q07

LTM International Organic(1) Gross Bookings 1) Assumes Booking.com owned for all periods presented. $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% LTM Gross Bookings (000s) Year/Year Growth %

Domestic Gross Bookings ($ in thousands) * Reflects midpoint of $1.83B to $1.90B domestic gross bookings guidance. 1.0% (5.5%) 47.3% 8.1% 12.5% (5.5%) $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 2003 2004 2005 2006 2007* 1Q06 1Q07

Historical Orbitz Relationship 2004 - 2006: Orbitz private label of Priceline’s price-disclosed merchant hotel service 2006: Priceline is exclusive provider of opaque services on Orbitz

Domestic Gross Bookings (excl. Orbitz) ($ in thousands) * Reflects midpoint of $1.830B to $1.900B domestic gross bookings guidance. page 18 8.3% 42.4% (5.5%) 8.0% 8.2% 1.8% $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 2003 2004 2005 2006 2007* 1Q06 1Q07

Non-Air Domestic Gross Bookings (excl. Orbitz) ($ in thousands) page 19 22.8% 16.8% 11.0% 39.9% 39.2% $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 2003 2004 2005 2006 1Q06 1Q07

Consolidated Pro Forma Gross Profit ($ in thousands) Please see priceline.com's Form 8-K dated May 23, 2007 which reconciles pro forma financial information with financial results under GAAP. . (17.9%) (7.8%) 37.8% 34.2% 48.6% 43.1% $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 2002 2003 2004 2005 2006 1Q06 1Q07

International Pro Forma Gross Profit ($ in thousands) Please see priceline.com's Form 8-K dated May 23, 2007 which reconciles pro forma financial information with financial results under GAAP. . NM 643.0% 165.7% 115.5% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 2002 2003 2004 2005 2006 1Q06 1Q07

Domestic Pro Forma Gross Profit ($ in thousands) Please see priceline.com's Form 8-K dated May 23, 2007 which reconciles pro forma financial information with financial results under GAAP. . 12.4% (17.9%) (7.8%) 31.6% 5.5% 9.8% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2002 2003 2004 2005 2006 1Q06 1Q07

Domestic Pro Forma Gross Profit (excl. Orbitz) ($ in thousands) Please see priceline.com's Form 8-K dated May 23, 2007 which reconciles pro forma financial information with financial results under GAAP. . page 23 (17.9%) (7.8%) 24.3% 5.3% 6.3% 23.4% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2002 2003 2004 2005 2006 1Q06 1Q07

Pro Forma Net Income per Share 6 Year CAGR: 66% * Reflects midpoint of $2.90-$3.10 pro forma net income per share guidance. Please see priceline.com's Form 8-K dated May 23, 2007 which reconciles pro forma financial information with financial results under GAAP. . $0.24 $0.48 $0.96 $1.37 $2.03 $3.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2002 2003 2004 2005 2006 2007*

Global Scale in Online Hotel Sales 6 million global room night sales in Q1; larger than Orbitz and Travelocity Number one in Europe online hotel sales Strong relationships with international chains and independent hotels will build inventory opportunities Scale provides opportunities for future organic growth, building international business from US POS, geographic expansion and benefits from product expansion and advertising opportunities

Priceline.com®